Subsequent Events	12 Months Ended
Oct. 31, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
Subsequent Events
19.	Subsequent Events

a.	On November 14, 2022, the Company completed an underwritten public offering of 1,153,847 shares at a price to the public of US$6.50 per share (CAD$8.65), for aggregate gross proceeds of US$7.5 million, prior to deducting underwriting discounts and offering expenses.

In addition, the Company granted Aegis Capital Corp. (“Aegis”), who acted as the underwriters for the deal, a 45-day option to purchase up to 173,077 additional common shares, equal to 15% of the number of shares sold in the offering solely to cover over-allotments, if any (“Over-Allotment”). The public purchase price per additional common share would have been US$6.50 per share (CAD$8.65). The Over-Allotment was not exercised. The offering closed on November 17, 2022. Net proceeds received were $8,860,757.

Aegis received 57,692 underwriter warrants, each such warrant entitling the agents to receive one common share upon payment of US $8.125 per share, exercisable six (6) months after the commencement of sales of this offering and expiring on a date which is no more than five (5) years after the commencement of sales of the offering.

In connection with the offering, the Company’s common shares were approved for listing on the Nasdaq and began trading on the Nasdaq under the symbol “CMND” on November 15, 2022.

Following the public offering, Medigus are entitled to receive 44,829 shares and 2,241 warrants pursuant to the Medigus Amended Agreement (see note 8c). As of the date of this report, the shares and warrants have not yet been issued.

b.	On November 1, 2022, the Company approved cash bonuses to certain officers and directors in the total amount of $300,700.